THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 10 (VCA 10)
The Medley Program
Supplement to Prospectus Dated May 1, 2024
Supplement dated September 20, 2024
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call
1-855-756-4738.
We are issuing this supplement to update, effective immediately, the expense and related information associated with the
Fidelity VIP Index 500 Portfolio – Initial Class
.
PROSPECTUS CHANGES

1.	Under “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACTS”
(a) In the “
Ongoing Fees and Expenses (annual charges)
” section of the “FEES AND EXPENSES” table, we are replacing the VCA 10 Annual Fee chart with the following:

VCA 10

Annual Fee	Minimum	Maximum
Base Contract*, ** Investment options (Portfolio fees and expenses)***	0.20%	0.75%
	0.09%	0.09%
* As a percentage of average account value.
** “Base Contract” consists of the administrative expenses fee (0.75% for Class I, 0.25% for Class II, and 0.20% for Class III) and the annual account charge of up to $30 (0.01%).
*** “Investment options” denotes expenses that are deducted from Fidelity Fund assets, including investment management fees and other expenses.
(b) In the “
Ongoing Fees and Expenses (annual charges)
” section of the “FEES AND EXPENSES” table, we are replacing the VCA 10 Lowest Annual Cost and Highest Annual Cost chart with the following:

Lowest Annual Cost $280	Highest Annual Cost $813
Assumes:	Assumes:
• Investment of $100,000	• Investment of $100,000
• 5% annual appreciation	• 5% annual appreciation
• Least expensive combination of Contract Classes and Fidelity Fund fees and expenses	• Most expensive combination of Contract Classes and Fidelity Fund fees and expenses
• No sales charges	• No sales charges
• No additional Contributions, transfers or withdrawals	• No additional Contributions, transfers or withdrawals

2024-PROSUPP-4-MEDLEY

2.	Under “FEE TABLE”
(a)  We are replacing the table entitled “VCA 10 –
Annual Fidelity Fund Expenses” with the following:

VCA 10 – Annual Fidelity Fund Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.09%	0.09%
(b)  We are replacing the VCA 10 table under “Example” with the following:

VCA 10
If you surrender your investment in the Contract at the end of the applicable time period:	1 year $891	3 years $2,781	5 years $4,824	10 years $10,691
If you annuitize at the end of the applicable time period:	1 year $891	3 years $2,781	5 years $4,824	10 years $10,691
If you do not surrender your investment in the Contract:	1 year $891	3 years $2,781	5 years $4,824	10 years $10,691

3.	Under “APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT”
We are replacing the chart under “
Portfolios currently available for investment through the VCA 10 Contract
” with the following:

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Initial Class)	Average Annual Total Returns (as of 12/31/2023) (Initial Class)
			1 year	5 year	10 year
Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 ® Index.	Fidelity VIP Index 500 Portfolio • Adviser: Fidelity Management & Research Company LLC • Subadviser: Geode Capital Management, LLC	0.09%	26.19%	15.56%	11.92%
PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2024-PROSUPP-4-MEDLEY